                        Odyssey Marine Exploration, Inc
              Incorporated Under the Laws of the State of Nevada

     NO. 020601-4                                              230,000 Common
                         Certificate for Common Stock
                               Purchase Warrants

     1. This Warrant Certificate certifies that MacDougald Family Limited Partnership, a Nevada Limited Partnership, or registered assigns ("Warrant Holder"), is the registered owner of the above-indicated number of Warrants expiring FEBRUARY 28, 2004 ("Expiration Date"). One (1) Warrant entitles the Warrant Holder to purchase one share of common stock, $0.0001 par value ("Share"), from Odyssey Marine Exploration, Inc., a Nevada corporation ("Company"), at a purchase price of $0.30 per share of Common Stock ("Exercise Price"), commencing February 26, 2001, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company, 3604 Swann Avenue, Tampa, Florida 33609, but only subject to the conditions set forth herein.

     2. Upon due presentment for transfer of this Warrant Certificate at the offices of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of this Warrant, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant.

     3. The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated herein. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

                                    1 of 5

     4. No Warrant may be exercised after 5:00 p.m. Eastern Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date of this Warrant is extended by the Company.

     5. After each adjustment of the Exercise Price pursuant to this paragraph 5, the number of shares of Common Stock purchasable on the exercise of each Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original pertinent Exercise Price. The pertinent Exercise Price shall be subject to adjustment as follows:

          In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Warrants in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Warrants in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

     6. The Company agrees to include the shares underlying this Warrant Certificate in the next Registration Statement that the Company files with the Securities and Exchange Commission. If this Registration Statement is declared effective by the SEC, the Company agrees to use its best efforts to keep the Registration Statement effective until all warrants have been exercised or the Expiration Date, whichever occurs first. In the event that the Registration Statement is not declared effective by the SEC for any reason, including withdrawal of the Registration Statement by the Company, the Company agrees to include these shares in the next Registration Statement filed by the Company.

                                    2 of 5

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and by its Secretary.

     Dated: February _____ , 2001

Odyssey Marine Exploration, Inc.



____________________________   _______________________________
David A. Morris, Secretary      John C. Morris, President

                                    3 of 5

                       Odyssey Marine Exploration, Inc.

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties   Custodian
                                         -------------------------
JT TEN  - as joint tenants with right     (Cust)    (Minor)
           of survivorship and not as   under Uniform Gifts
           tenants in common            to Minors Act _______
                                            (State)

Additional abbreviations may also be used though not in the above list.

                              FORM OF ASSIGNMENT

                (To be executed by the Registered Holder if he
                  desires to assign Warrants evidenced by the
                          within Warrant Certificate)

     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto ______________________________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ______________________ ______________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.


Dated:  ______________________  ______________________________
                                          Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature Guaranteed:  __________________________________________

                                    4 of 5

                         FORM OF ELECTION TO PURCHASE

                (To be executed by the Holder if he desires to exercise Warrants evidenced by the within Warrant Certificate)

                     To Odyssey Marine Exploration, Inc.:

     The undersigned hereby irrevocably elects to exercise ____________ Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $____________ and any applicable taxes.

        The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address):
______________________________________________________________

_______________________________________________________________

________________________________ _______________________________
                                 (Social Security or Tax ID #)

If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_____________________________________________________________

_____________________________________________________________
                        (Please print name and address)

Dated: ____________________  Signature: ________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                    5 of 5

                        Odyssey Marine Exploration, Inc
              Incorporated Under the Laws of the State of Nevada



No. 020601-2                                                      120,000 Common
                         Certificate for Common Stock
                               Purchase Warrants

     1. This Warrant Certificate certifies that MacDougald Family Limited Partnership, a Nevada Limited Partnership, or registered assigns ("Warrant Holder"), is the registered owner of the above-indicated number of Warrants expiring March 31, 2002 ("Expiration Date"). One (1) Warrant entitles the Warrant Holder to purchase one share of common stock, $0.0001 par value ("Share"), from Odyssey Marine Exploration, Inc., a Nevada corporation ("Company"), at a purchase price of $2.50 per share of Common Stock ("Exercise Price"), commencing February 26, 2001, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company, 3604 Swann Avenue, Tampa, Florida 33609, but only subject to the conditions set forth herein.

     2. Upon due presentment for transfer of this Warrant Certificate at the offices of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of this Warrant, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant.

     3. The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated herein. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

                                    1 of 5

     4. No Warrant may be exercised after 5:00 p.m. Eastern Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date of this Warrant is extended by the Company.

     5. After each adjustment of the Exercise Price pursuant to this paragraph 5, the number of shares of Common Stock purchasable on the exercise of each Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original pertinent Exercise Price. The pertinent Exercise Price shall be subject to adjustment as follows:

         In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Warrants in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Warrants in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

     6. The Company agrees to include the shares underlying this Warrant Certificate in the next Registration Statement that the Company files with the Securities and Exchange Commission. If this Registration Statement is declared effective by the SEC, the Company agrees to use its best efforts to keep the Registration Statement effective until all warrants have been exercised or the Expiration Date, whichever occurs first. In the event that the Registration Statement is not declared effective by the SEC for any reason, including withdrawal of the Registration Statement by the Company, the Company agrees to include these shares in the next Registration Statement filed by the Company.

                                    2 of 5

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and by its Secretary.

     Dated: February _____ , 2001

Odyssey Marine Exploration, Inc.



_____________________________          _________________________________
David A. Morris, Secretary             John C. Morris, President

                                    3 of 5

                       Odyssey Marine Exploration, INC.

 The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties     Custodian
                                           -----------------------
JT TEN  - as joint tenants with right          (Cust)    (Minor)
           of survivorship and not as    under Uniform Gifts
           tenants in common             to Minors Act _______
                                             (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                (To be executed by the Registered Holder if he
                  desires to assign Warrants evidenced by the
                          within Warrant Certificate)

     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto ______________________________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ______________________ ______________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.


Dated:  ______________________         ______________________________
                                                Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature Guaranteed:  __________________________________________

                                    4 of 5

                         FORM OF ELECTION TO PURCHASE

            (To be executed by the Holder if he desires to exercise
             Warrants evidenced by the within Warrant Certificate)

                     To Odyssey Marine Exploration, Inc.:

      The undersigned hereby irrevocably elects to exercise ____________ Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $____________ and any applicable taxes.

        The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address):
____________________________________________________________________________

____________________________________________________________________________

________________________________ ___________________________________________
                                       (Social Security or Tax ID #)

If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_____________________________________________________________

_____________________________________________________________
               (Please print name and address)

Dated: ____________________  Signature: ________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                    5 of 5

                        Odyssey Marine Exploration, Inc
              Incorporated Under the Laws of the State of Nevada

  No. 020601-3                                                   817,000 Common
                         Certificate for Common Stock
                               Purchase Warrants

     1. This Warrant Certificate certifies that MacDougald Family Limited Partnership, a Nevada Limited Partnership, or registered assigns ("Warrant Holder"), is the registered owner of the above-indicated number of Warrants expiring February 28, 2003 ("Expiration Date"). One (1) Warrant entitles the Warrant Holder to purchase one share of common stock, $0.0001 par value ("Share"), from Odyssey Marine Exploration, Inc., a Nevada corporation ("Company"), at a purchase price of $2.00 per share of Common Stock ("Exercise Price"), commencing February 26, 2001, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company, 3604 Swann Avenue, Tampa, Florida 33609, but only subject to the conditions set forth herein.

     2. Upon due presentment for transfer of this Warrant Certificate at the offices of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of this Warrant, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant.

     3. The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated herein. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

                                    1 of 5

     4. No Warrant may be exercised after 5:00 p.m. Eastern Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date of this Warrant is extended by the Company.

     5. After each adjustment of the Exercise Price pursuant to this paragraph 5, the number of shares of Common Stock purchasable on the exercise of each Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original pertinent Exercise Price. The pertinent Exercise Price shall be subject to adjustment as follows:

         In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Warrants in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Warrants in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

     6. The Company agrees to include the shares underlying this Warrant Certificate in the next Registration Statement that the Company files with the Securities and Exchange Commission. If this Registration Statement is declared effective by the SEC, the Company agrees to use its best efforts to keep the Registration Statement effective until all warrants have been exercised or the Expiration Date, whichever occurs first. In the event that the Registration Statement is not declared effective by the SEC for any reason, including withdrawal of the Registration Statement by the Company, the Company agrees to include these shares in the next Registration Statement filed by the Company.

                                    2 of 5

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and by its Secretary.

     Dated: February _____ , 2001

Odyssey Marine Exploration, Inc.



___________________________  ___________________________________
David A. Morris, Secretary   John C. Morris, President

                                    3 of 5

                       Odyssey Marine Exploration, INC.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties                   Custodian
                                                        ----------------------
JT TEN  - as joint tenants with right                      (Cust)    (Minor)
          of survivorship and not as                    under Uniform Gifts
          tenants in common                             to Minors Act _______
                                                            (State)

Additional abbreviations may also be used though not in the above list.

                              FORM OF ASSIGNMENT

                (To be executed by the Registered Holder if he
                  desires to assign Warrants evidenced by the
                          within Warrant Certificate)

     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto ______________________________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.


Dated:  ______________________  ______________________________
                                       Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature Guaranteed:  __________________________________________

                                    4 of 5

                         FORM OF ELECTION TO PURCHASE

            (To be executed by the Holder if he desires to exercise
             Warrants evidenced by the within Warrant Certificate)

                     To Odyssey Marine Exploration, Inc.:

      The undersigned hereby irrevocably elects to exercise ____________ Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $____________ and any applicable taxes.

  The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address):

______________________________________________________________

______________________________________________________________

______________________________ _______________________________
                                 (Social Security or Tax ID #)

If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_____________________________________________________________

_____________________________________________________________
                        (Please print name and address)

Dated: ____________________  Signature: ________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                    5 of 5

                        Odyssey Marine Exploration, Inc
              Incorporated Under the Laws of the State of Nevada



No. 020601-1                                                      722,000 Common
                         Certificate for Common Stock
                               Purchase Warrants

     1. This Warrant Certificate certifies that MacDougald Family Limited Partnership, a Nevada Limited Partnership, or registered assigns ("Warrant Holder"), is the registered owner of the above-indicated number of Warrants expiring February 28, 2003 ("Expiration Date"). One (1) Warrant entitles the Warrant Holder to purchase one share of common stock, $0.0001 par value ("Share"), from Odyssey Marine Exploration, Inc., a Nevada corporation ("Company"), at a purchase price of $3.00 per share of Common Stock ("Exercise Price"), commencing February 26, 2001, and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the offices of the Company, 3604 Swann Avenue, Tampa, Florida 33609, but only subject to the conditions set forth herein.

     2. Upon due presentment for transfer of this Warrant Certificate at the offices of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of this Warrant, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in this Warrant.

     3. The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all or any whole number of such Warrants during the period and in the manner stated herein. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate, the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised.

                                    1 of 5

     4. No Warrant may be exercised after 5:00 p.m. Eastern Time on the Expiration Date and any Warrant not exercised by such time shall become void, unless the Expiration Date of this Warrant is extended by the Company.

     5. After each adjustment of the Exercise Price pursuant to this paragraph 5, the number of shares of Common Stock purchasable on the exercise of each Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original pertinent Exercise Price. The pertinent Exercise Price shall be subject to adjustment as follows:

          In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Warrants in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Warrants shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Warrants in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

     6. The Company agrees to include the shares underlying this Warrant Certificate in the next Registration Statement that the Company files with the Securities and Exchange Commission. If this Registration Statement is declared effective by the SEC, the Company agrees to use its best efforts to keep the Registration Statement effective until all warrants have been exercised or the Expiration Date, whichever occurs first. In the event that the Registration Statement is not declared effective by the SEC for any reason, including withdrawal of the Registration Statement by the Company, the Company agrees to include these shares in the next Registration Statement filed by the Company.

                                    2 of 5

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and by its Secretary.

     Dated: February _____ , 2001

Odyssey Marine Exploration, Inc.



_______________________________    _______________________________
David A. Morris, Secretary         John C. Morris, President

                                    3 of 5

                       Odyssey Marine Exploration, INC.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties   Custodian
                                         -------------------
JT TEN  - as joint tenants with right     (Cust)     (Minor)
           of survivorship and not as   under Uniform Gifts
           tenants in common            to Minors Act _______
                                            (State)

Additional abbreviations may also be used though not in the above list.

                              FORM OF ASSIGNMENT

                (To be executed by the Registered Holder if he
                  desires to assign Warrants evidenced by the
                          within Warrant Certificate)

     FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto ______________________________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ______________________ ______________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.


Dated:  ______________________  ______________________________
                                          Signature

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature Guaranteed:  __________________________________________

                                    4 of 5

                         FORM OF ELECTION TO PURCHASE

           (To be executed by the Holder if he desires to exercise
             Warrants evidenced by the within Warrant Certificate)

                     To Odyssey Marine Exploration, Inc.:

     The undersigned hereby irrevocably elects to exercise ____________ Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________ full shares of Common Stock issuable upon exercise of said Warrants and delivery of $____________ and any applicable taxes.

     The undersigned requests that certificates for such shares be issued in the name of:

(Please print name and address):
______________________________________________________________

_______________________________________________________________

________________________________ _______________________________
                                 (Social Security or Tax ID #)

If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

_____________________________________________________________

_____________________________________________________________
                        (Please print name and address)

Dated: ____________________  Signature: ________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:  __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

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